SUBSCRIPTION AGREEMENT

      THIS SUBSCRIPTION AGREEMENT (this "Agreement"), dated as of May 9, 2005, by and among Bidville, Inc., a Nevada corporation (the "Company"), and Delmount International Ltd., Road Town, P.O. Box 3159, Tortola, BVI (the "Subscriber").

      WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act").

      WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscriber, as provided herein, and the Subscriber, shall purchase Two Million Five Hundred Thousand Dollars ($2,500,000) (the "Purchase Price") of principal amount of Series A Preferred Stock of the Company ("Preferred Stock") with the rights and privileges set forth in the Certificate of Designation creating the Preferred Stock (in the form annexed hereto as Exhibit 1) in ten separate closings of 250 shares of Preferred Stock per Closing as more fully described in Section 1 herein. Each share of Preferred Stock is convertible into shares of the Company's common stock, $ 0.001 par value (the "Common Stock") at a conversion price of $0.60 (such that each share of Preferred Stock is convertible into 1,667 shares of Common Stock), and Common Stock purchase warrants (the "Warrants") in the form attached hereto as Exhibit 2, to purchase shares of Common Stock (the "Warrant Shares"). The Preferred Stock, shares of Common Stock issuable upon conversion of the Preferred Stock (the "Shares"), the Warrants and the Warrant Shares are collectively referred to herein as the "Securities."

      NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscriber hereby agree as follows:

      1. Closing.

            (a) Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on each of May 9, 2005, May 16, 2005, May 23, 2005, June 6, 2005, June 20, 2005, July 5, 2005, July 18, 2005, August 1, 2005,
August 15, 2005 and August 29, 2005 (each hereinafter individually and collectively referred to as the "Closing Date"), the Subscriber shall purchase and the Company shall sell to the Subscriber 250 shares of Preferred Stock at a price of One Thousand ($1,000) Dollars per share of Preferred Stock, and the amount of Warrants determined pursuant to Section 2 below. The aggregate principal amount of the Preferred Stock to be purchased by the Subscriber on the Closing Date shall, in the aggregate, be equal to the Purchase Price.

            (b) In the event the Subscriber has complied with the terms of this Agreement and each of the 10 Closing Dates has occurred pursuant to the terms herein, the Subscriber shall have the option to purchase an additional 1,000 shares of Preferred Stock (for a purchase price of One Million ($1,000,000)
Dollars). The Option and the closing of the Option must occur prior to the earlier of September 26, 2005 or 28 days after receiving the notice that the registration statement covering the resale of the shares of Common Stock underlying the Preferred Stock and the Warrant Shares has been declared effective (which shall be deemed a "Closing Date").

            (c) The Company shall notify the Subscriber in writing immediately after the registration statement covering the resale of the shares of Common Stock underlying the Preferred Stock and the Warrant Shares has been declared effective. Within 14 calendar days after such notice the Subscriber shall purchase and the Company shall sell the remaining shares of Preferred Stock and Warrants in the Closing Dates in SubSection (a) above which have not yet then occurred.


                                       1
(Subscription Agreement)

      2. Warrants. On the initial Closing Date, the Company will issue and deliver a Warrant to the Subscriber to purchase up to 3,500,000 common shares in the form annexed hereto as Exhibit 2.

      3. Subscriber's Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company only as to such Subscriber that:

            (a) Organization and Standing of the Subscriber. The Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

            (b) Authorization and Power. The Subscriber has the requisite power and authority to enter into and perform this Agreement and to purchase the Preferred Stock and Warrants being sold to it hereunder. The execution, delivery and performance of this Agreement by such Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Subscriber or its Board of Directors, stockholders, partners, members, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by such Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with the terms thereof.

            (c) No Conflicts.  The execution,  delivery and  performance of this
Agreement and the consummation by the Subscriber of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of such Subscriber's charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which the Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Subscriber). The Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Preferred Stock or acquire the Warrants in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

            (d) Information on Company. The Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to the Company's Form 10-KSB for the year ended December 31, 2004 as filed with the Commission, together with all subsequently filed Forms 10-QSB, 8-K, and filings made with the Commission available at the EDGAR website (hereinafter referred to collectively as the "Reports"). In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such other information is collectively, the "Other Written Information"), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

(Subscription Agreement)

            (e) Information on Subscriber. The Subscriber is, and will be at the time of the conversion of the Preferred Stock and exercise of the Warrants, an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate. The Subscriber is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and the Subscriber is not a broker-dealer.

            (f) Purchase of Preferred Stock and Warrants. On the Closing Date, the Subscriber will purchase the Preferred Stock and Warrants as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof. Upon the execution of this Agreement the Subscriber acknowledges and agrees that its obligations to purchase the Preferred Stock and Warrants as set forth herein is binding and non-revocable.

            (g) Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.

            (h) Shares Legend. The Shares and the Warrant Shares shall bear the following or similar legend:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO BIDVILLE, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

(Subscription Agreement)

            (i) Warrants Legend. The Warrants shall bear the following or similar legend:

            "THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS
            WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO BIDVILLE, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

             (j) Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

             (k) Authority; Enforceability. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Subscriber has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

            (l) Restricted Securities. Subscriber understands that the Securities have not been registered under the 1933 Act and such Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act.
            (m) No Governmental Review. The Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

            (n) No Market Manipulation. The Subscriber has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

            (o) Correctness of Representations. The Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to each Closing Date shall be true and correct as of each Closing Date.

            (p) Survival. The foregoing representations and warranties shall survive the Closing Date for a period of three years.

(Subscription Agreement)

      4. Company Representations and Warranties. Except as set forth in the Disclosure Schedule and the Reports, the Company represents and warrants to and agrees with each Subscriber that:

            (a) Due Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business is disclosed in the Reports . The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purpose of this Agreement, a "Material Adverse Effect" shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company taken as a whole.

            (b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company has been duly authorized and validly issued and are fully paid and nonassessable.

            (c) Authority; Enforceability. This Agreement, the Preferred Stock, and the Warrants, and any other agreements delivered together with this Agreement or in connection herewith (collectively "Transaction Documents") have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

            (d) Additional Issuances. There are no outstanding agreements or preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the Subsidiaries of the Company except as described on Schedule 4(d).

            (e) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, the Bulletin Board nor the Company's shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities.

            (f) No Violation or Conflict. Assuming the representations and warranties of the Subscriber in Section 4 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company's obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

                  (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company,
(B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or


                                       5
(Subscription Agreement)

                  (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates; or

                  (iii) result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company; or

                  (iv) result in the activation of any piggy-back registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.

            (g) The Securities. The Securities upon issuance:

                  (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

                  (ii) have been, or will be, duly and validly authorized and on the date of issuance of the Shares and upon exercise of the Warrants, the Shares and Warrant Shares will be duly and validly issued, fully paid and nonassessable or if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted);

                  (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

                  (iv)  will  not  subject  the  holders   thereof  to  personal
liability by reason of being such holders; and

                  (v) will not result in a violation of Section 5 under the 1933 Act.

            (h) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. Except as disclosed on the Disclosure Schedule or in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

            (i) Reporting Company. The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the 1934 Act and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, the Company has filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months.

            (j) No Market Manipulation. The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

(Subscription Agreement)

            (k) Information Concerning Company. The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the Reports, and except as modified in the Other Written Information or in the Schedules hereto, there has been no Material Adverse Event relating to the Company's business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

            (l) Defaults. The Company is not in violation of its articles of incorporation or bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to the Company's knowledge not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

            (m) No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board. Nor will the Company or any of its Affiliates take any action or steps that would cause the offer or issuance of the Securities to be integrated with other offerings. The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities.

            (n) No General Solicitation. Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

            (o) Listing. The Company's common stock is quoted on the Bulletin Board. The Company has not received any oral or written notice that its common stock is not eligible nor will become ineligible for quotation on the Bulletin Board nor that its common stock does not meet all requirements for the continuation of such quotation and the Company satisfies all the requirements for the continued quotation of its common stock on the Bulletin Board.

            (p) No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports and Other Written Information, other than those incurred in the ordinary course of the Company's businesses since December 31, 2004 and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

            (q) No Undisclosed Events or Circumstances. Since December 31, 2004, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

(Subscription Agreement)

            (r) Capitalization.  The authorized and outstanding capital stock of the Company as of the date of this Agreement and the Closing Date (not including the Securities) are set forth on Schedule 4(d). Except as set forth on Schedule 4(d), there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company or any of its Subsidiaries. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

            (s) Subsidiary Representations. The Company makes each of the representations contained in Sections 4(a), (b), (d), (f), (h), (k), (m), (q),
(r), and (t) of this Agreement, as same relate to each Subsidiary of the Company. For purposes of this Agreement, "Subsidiary" means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity) of which more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity. All the Company's Subsidiaries as of the Closing Date are set forth on Schedule 4(s) hereto

            (t) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscriber prior to each Closing Date, shall be true and correct in all material respects as of each Closing Date.

            (u) Survival. The foregoing representations and warranties shall survive the Closing Date for a period of three years.

      5. Regulation D Offering. The offer and issuance of the Securities to the Subscriber is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to Subscriber from the Company's legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities and other matters reasonably requested by Subscriber. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the issuance and resale of the Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants pursuant to an effective registration statement.

      6.1. Conversion of Preferred Stock. Upon the conversion of a Preferred Stock or part thereof, the Company shall, at its own cost and expense, take all necessary action, to assure that the Company's transfer agent shall issue stock certificates in the name of Subscriber (or its nominee) or such other persons as designated by Subscriber and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion. The Company warrants that no instructions other than these instructions have been given to the transfer agent of the Company's Common Stock and that, unless waived by the Subscriber, the Shares will be free-trading, and freely transferable, and will not contain a legend restricting the resale or transferability of the Shares provided the Shares are being sold pursuant to an effective registration statement covering the Shares or are otherwise exempt from registration.

(Subscription Agreement)

      6.2. Adjustments. The Conversion Price, Warrant exercise price and amount of Shares issuable upon conversion of the Preferred Stock and exercise of the Warrants shall be adjusted as described in this Agreement, the Certificate of Designation for the Preferred Stock, and Warrants.

      7. Participation in Future Financings. From the date hereof until August 29, 2006, provided the Subscriber is in full compliance with the terms of this Agreement and all of the scheduled Closings has occurred, upon any financing by the Company of its Common Stock or Common Stock Equivalents (a "Subsequent Financing"), the Subscriber shall have the right to participate in up to 100% of such Subsequent Financing (the "Participation Maximum"). At least 10 Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to the Subscriber a written notice of its intention to effect a Subsequent Financing ("Pre-Notice"), which Pre-Notice shall ask the Subscriber if he wants to review the details of such financing (such additional notice, a "Subsequent Financing Notice"). Upon the written request of the Subscriber, and only upon the written request by the Subscriber, for a Subsequent Financing Notice, the Company shall promptly, but no later than three Trading Days after such request, deliver a Subsequent Financing Notice to such Subscriber. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Financing is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto. If by 6:30 p.m. (New York City time) on the tenth Trading Day after the Subscriber has received the Pre-Notice, notifications by the Subscriber of his willingness to participate in the Subsequent Financing is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms set forth in the Subsequent Financing Notice. If the Company receives no notice from the Subscriber as of such 10th Trading Day, such Subscriber shall be deemed to have notified the Company that he does not elect to participate. If the Company does not close on the Subsequent Financing described in the Pre-Notice within 30 calendar days after the date the Subscriber receives the Pre-Notice, then, if the Company proposes to complete such transaction it must send the Subscriber a new Pre-Notice and the process set forth above must be complied with.

      8. Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for marketing and working capital purposes.

      9. Covenants of the Company. The Company covenants and agrees with the Subscriber as follows:

            (a) Stop Orders. The Company will advise the Subscriber, promptly after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

            (b) Listing. The Company will maintain the listing of its Common Stock on the American Stock Exchange, Nasdaq SmallCap Market, Nasdaq National Market System, Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the "Principal Market")), and will use its best efforts to comply in with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. As of the date of this Agreement and the Closing Date, the Bulletin Board is and will be the Principal Market.

            (c) Market Regulations. The Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscriber and promptly provide copies thereof to Subscriber.

(Subscription Agreement)

            (d) Filing Requirements. From the date of this Agreement and until the sooner of (i) three (3) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by the Subscriber pursuant to the Registration Statement or pursuant to Rule 144, the Company will use its best efforts to (A) cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the 1934 Act, (B) comply in all respects with its reporting and filing obligations under the 1934 Act, (C) comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(b) or 12(g) of the 1934 Act, as applicable, and (D) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company agrees to timely file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to each Subscriber promptly after such filing.

            (e) Non-Public Information. The Company covenants and agrees that neither it nor any other person acting on its behalf will provide the Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Subscriber shall have agreed in writing to receive such information. The Company understands and confirms that each Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

      10. Covenants of the Company and Subscriber Regarding Indemnification.

            (a) The Company agrees to indemnify, hold harmless, reimburse and defend the Subscriber, the Subscriber's officers, directors, agents, Affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.

            (b) The Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, Affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by the Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Subscriber of any covenant or undertaking to be performed by the Subscriber hereunder, or any other agreement entered into by the Company and Subscriber, relating hereto.

            (c) The procedures set forth in Section 8.6 shall apply to the indemnification set forth in Sections 10(a) and 10(b) above.

(Subscription Agreement)

      11. Registration.

            (a)  Registration  Rights.  The Company  hereby grants the following registration rights to holders of the Securities. The Company shall file with the Commission a Form SB-2 registration statement (the "Registration Statement") (or such other form that it is eligible to use) in order to register Nine
Million Five Hundred Thousand (9,500,000) shares of Common Stock (the "Registrable Securities" which shall include Six Million shares of Common Stock underlying the Preferred Stock and Three Million Five Hundred Thousand Warrant Shares) plus those shares of Common Stock set forth on Schedule 11(a) for resale and distribution under the 1933 Act not later than forty (40) business days after the initial Closing Date (the "Filing Date").

            (b) Registration Procedures. If and whenever the Company is required by the provisions of Section 11(a) to effect the registration of any Registrable Securities under the 1933 Act, the Company will, as expeditiously as possible:

                  (i) subject to the timelines provided in this Agreement, prepare and file with the Commission a registration statement required herein, with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), promptly provide to the holders of the Registrable Securities copies of all filings and Commission letters of comment and notify Subscriber (by telecopier and by e-mail addresses provided by Subscriber) promptly after the Company receives notice that (i) the Commission has no comments or no further comments on the Registration Statement, and (ii) the Registration Statement has been declared effective;

                  (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until such Registration Statement has been effective for a period of three (3) years, and comply with the provisions of the 1933 Act with respect to the disposition of all of the Registrable Securities covered by such Registration Statement in accordance with the Subscribers intended method of disposition set forth in such Registration Statement for such period;

                  (iii) furnish to the Subscriber, at the Company's expense, such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

                  (iv) use its commercially reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of Nevada and such jurisdictions as the Subscriber shall request in writing, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (v) if applicable, list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

                  (vi) immediately notify the Subscriber when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(Subscription Agreement)

                  (vii) provided same would not be in violation of the provision of Regulation FD under the 1934 Act, make available for inspection by the Subscriber, and any attorney, accountant or other agent retained by the Subscriber or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the Subscriber, attorney, accountant or agent in connection with such registration statement.

            (c) Provision of Documents. In connection with each registration described in this Section 11, Subscriber will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

            (d) Non-Registration Events. The Company and the Subscriber agree that the Subscriber will suffer damages if the Registration Statement is not filed by the Filing Date and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if the Registration Statement is not filed on or before the Filing Date (a "Non-Registration Event"), then the Company shall deliver to the holder of Registrable Securities, as Liquidated Damages, an amount equal to one-tenth (1/10th) of a percent (0.1%) for each calendar day thereafter of the Purchase Price of the Preferred Stock purchased through such date. The Company must pay the Liquidated Damages in cash. The Liquidated Damages must be paid every fifteen calendar (15) days after the Non-Registration Event or shorter part thereof for which Liquidated Damages are payable. In the event a Registration Statement is filed by the Filing Date but is withdrawn prior to being declared effective by the Commission, then such Registration Statement will be deemed to have not been filed. Notwithstanding the foregoing, the Company shall not be liable to the Subscriber under this
Section 11.4 for any events or delays occurring as a consequence of the acts or omissions of the Subscriber contrary to the obligations undertaken by Subscriber in this Agreement. Liquidated Damages will not accrue nor be payable pursuant to this Section 11.4 nor will a Non-Registration Event be deemed to have occurred for times during which Registrable Securities are transferable by the holder of Registrable Securities pursuant to Rule 144(k) under the 1933 Act.

            (e) Expenses. All expenses incurred by the Company in complying with
Section 11, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fee of one counsel for all Subscriber are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of one counsel to the Subscriber, are called "Selling Expenses." The Company will pay all Registration Expenses in connection with the registration statement under Section 11.

      12. Indemnification and Contribution.

            (a) In the event of a registration of any Registrable Securities under the 1933 Act pursuant to Section 11, the Company will, to the extent permitted by law, indemnify and hold harmless the Subscriber, each officer of the Subscriber, each director of the Subscriber, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Subscriber or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Subscriber, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or

(Subscription Agreement)
liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of Section 11.6(c) reimburse the Subscriber, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Subscriber to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Subscriber failed to send or deliver a copy of the final prospectus delivered by the Company to the Subscriber with or prior to the delivery of written confirmation of the sale by the Subscriber to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Subscriber, or any such controlling person in writing specifically for use in such registration statement or prospectus.

            (b) In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Section 11, Subscriber will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Subscriber will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to the Subscriber, as such, furnished in writing to the Company by Subscriber specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Subscriber hereunder shall be limited to the net proceeds actually received by the Subscriber from the sale of Registrable Securities covered by such registration statement.

            (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 12(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 12(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof

(Subscription Agreement)
with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 12(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

            (d) In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) the Subscriber, or any controlling person of the Subscriber, makes a claim for indemnification pursuant to this Section 12 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 12 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Subscriber or controlling person of the Subscriber in circumstances for which indemnification is not provided under this Section 12; then, and in each such case, the Company and the Subscriber will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion to fault as judicially determined, provided, however, that, in any such case, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

      13. Miscellaneous.

            (a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Bidville, Inc., 601 Cleveland Street, Suite 120, Clearwater, Florida 33755, Attn: Michael Palandro, CEO, telecopier number: (727) 442-9444, with a copy by telecopier only to:
Berkman, Henoch, Peterson & Peddy, P.C., Attn: Jeffrey Stein, Esq., telecopier number: (516) 222-6209, and (ii) if to the Subscriber, to: Delmount International Ltd., Road Town, P.O. Box 3159, Tortola, BVI , Attn: Rolf Hess, telecopier number: 011 41 43 499 9561.

            (b) Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscriber have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscriber.

(Subscription Agreement)

            (c) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

            (d) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to conflicts of laws and principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Florida or in the federal courts located in the state of Florida. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

            (e) Specific Enforcement, Consent to Jurisdiction. The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 13(e) hereof, each of the Company, Subscriber and any signator hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in Florida of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

            (f) Termination. The Company may terminate this Agreement at any time if any of the Closing Dates has not occurred within seven calendar days of its scheduled time (as set forth in Section 1(a) above). In such event the Company shall notify the Subscriber in writing. The Subscriber shall then have the right to purchase all of the shares of Preferred Stock and Warrants which have not yet been purchased within 14 calendar days after such notice (which shall be deemed a Closing Date). On the fifteenth calendar day after such notice, assuming the Subscriber does not purchase such remaining shares of Preferred Stock and Warrants, this Agreement shall terminate and the Subscriber shall have no right to acquire additional Securities.


                      [THIS SPACE INTENTIONALLY LEFT BLANK]

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT


      Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                          Bidville, Inc.
                                          a Nevada corporation


                                          By:
                                             -----------------------------------
                                                Name:    Michael Palandro
                                                Title:   President, CEO

                                          Dated: May 9, 2005

                                          Delmount International Ltd.



                                          By:
                                             -----------------------------------
                                                Name:    Rolf Hess
                                                Title:   Director

                                          Dated:  May 9, 2005

                  Schedule 4(d)            Additional Issuances / Capitalization

      1. In conjunction with the December 2003 sale of an aggregate 4,410,000 shares of restricted, unregistered common stock pursuant to a private placement memorandum, the Company issued an aggregate 4,410,000 1/2 warrants to purchase the Company's common stock at a price of $1.00 per share for each full warrant.

      2. On August 24, 2003, NoBidding entered into an Executive Employment Agreement with Mr. Michael Palandro (Palandro) under which Palandro will serve as NoBidding's Chief Executive Officer for a period of three (3) years, through August 31, 2006. Under his agreement, Palandro received options to purchase up to 2,010,000 shares of common stock in Bidville at a price of $0.001 per share. These options vest in one-third increments (approximately 670,000 shares) on each anniversary date of this agreement, commencing on the 13th month of this agreement. There is no expiration date on these options; however, the Company used an arbitrary life of 60 months for all option valuation calculations. Subsequently the term of the options was formalized as 10 years from the grant date which had no material effect on the fair value of the options.

      3. On August 28, 2003, NoBidding entered into an Executive Employment Agreement with Mr. Alan Phiet Pham (Pham) under which Pham will serve as
NoBidding's Director of Information Technologies for a period of three (3) years, through August 31, 2006. Under his agreement, Pham received options to purchase up to 100,000 shares of common stock in Bidville at a price of $0.001 per share. These options vest in one-third increments (approximately 33,333 shares) on each anniversary date of this agreement, commencing on the 13th month of this agreement. There is no expiration date on these options; however, the Company used an arbitrary life of 60 months for all option valuation calculations. Subsequently the term of the options was formalized as 10 years from the grant date which had no material effect on the fair value of the options.


      4. On August 28, 2003, NoBidding entered into an Executive Employment Agreement with Ms. Kim Cullen (Cullen) under which Cullen will serve as NoBidding's Director of Marketing for a period of three (3) years, through August 31, 2006.
Under her agreement, Cullen received options to purchase up to 100,000 shares of common stock in Bidville at a price of $0.001 per share. These options vest in one-third increments (approximately 33,333 shares) on each anniversary date of this agreement, commencing on the 13th month of this agreement. There is no expiration date on these options; however, the Company used an arbitrary life of 60 months for all option valuation calculations. Subsequently the term of the options was formalized as 10 years from the grant date which had no material effect on the fair value of the options.

      5. On January 12, 2004, the Company entered into an Executive Employment Agreement with Mr. Gerald Parker (Parker) under which Parker will serve as the Company's President for a period of three (3) years, through December 31, 2006. Under his agreement, Parker received options to purchase up to 1,000,000 shares of common stock pursuant to the Company's Incentive Plan at $4.27 per share. These options vest in one-third increments (approximately 333,333 shares) on each anniversary date of this agreement, commencing on the 13th month of this agreement. There is no expiration date on these options; however, the Company used an arbitrary life of 60 months for all option valuation calculations. Subsequently the term of the options was formalized as 10 years from the grant date which had no material effect on the fair value of the options.

      6. On November 17, 2004, the Board of Directors of the Company appointed Stephen C. Gingrich to serve as Chief Financial Officer of the Company for a term of three years and as a member of the Company's Board of Directors. For such services, Mr. Gingrich shall receive options to purchase 250,000 shares of the Company's common stock, vesting equally in one-third increments over a three-year period, with an exercise price of $.36 per share.

      7. During June 2004, the Company issued 300,000 options to purchase common stock to 2 entities pursuant to consulting agreements. The options are exercisable as follows:

            200,000 for a period of 5 years at $3 per share
            100,000 for a period of 2 years at $2 per share


      8. During August 2004, the Company issued 660,000 options to purchase common stock pursuant to a consulting agreement. The options are exercisable as follows:

            660,000 for a period of 4 years, 10 months at $1.00 per share

      9. During September 2004, the Company issued 300,000 options to purchase common stock pursuant to a consulting agreement as described in Note 14. The options are exercisable as follows:

                  300,000 for a period of 3 years at $1 per share

                  Schedule 4(s)            Subsidiaries

      1. NoBidding, Inc. a New Jersey, USA, corporation is the operating unit of Bidivlle, Inc..

                  Schedule 11(a)           Other Securities to be Registered

      1. 2,205,000 shares of Common Stock underlying those certain warrants issued by the Company in December 2003.